SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 1, 2001
                                                          ----------------

                               NUWAY ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


   DELAWARE                       33-43423                       65-0159115
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 (State or other                (Commission                   (I.R.S. Employer
  jurisdiction of               File Number)                 Identification No.)
                                formation)


                  200 N.E. 164TH STREET, NORTH MIAMI, FL 33162
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (305) 945-9300
                                                          ----------------------

                          LATIN AMERICAN CASINOS, INC.
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

         Pursuant to Section 228 of the General Corporation Law of the State of Delaware, the Registrant obtained the written consent of a majority of stockholders to amend its Certificate of Incorporation to change the name of the Registrant to NuWay Energy, Inc. Pursuant to said Section 228 notice was sent to all stockholders of the Registrant. On August 13, 2001 the Registrant amended its Certificate of Incorporation changing its name, and issued a press release (copy of which is annexed as an Exhibit to this report).

         Effective August 15, 2001 the Registrant has changed its symbol on Nasdaq Small Cap Market to "NWAY" and "NWAYW".

ITEM 7.  Financial Statements and Exhibits

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not Applicable

         (c)      EXHIBIT NO.
                  99.1     Press Release Dated August 13, 2001


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                                     NuWay Energy, Inc.
                                                     (Registrant)

      8/15/01                                        /s/ JEFFREY FELDER
--------------------                                 ---------------------------
       Date                                          Jeffrey Felder, President

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